                                                                   Exhibit 99.2


Grand Casinos, Inc. (ticker: GND, exchange: New York Stock Exchange) News Release - Tuesday, October 20, 1998
--------------------------------------------------------------------------------


GRAND CASINOS ANNOUNCES THIRD-QUARTER EARNINGS OF $0.76 PER SHARE

             MINNEAPOLIS, OCTOBER 20, 1998 -- GRAND CASINOS, INC. (NYSE: GND) today announced basic and diluted earnings of $0.78 per share and $0.76 per share, respectively, for the third quarter of 1998, compared with basic and diluted earnings per share of $0.53 and $0.51, respectively, for the third quarter of 1997. Financial highlights for the three-month period ended September 27, 1998, include net revenues of $182.2 million, nine percent higher than the $167.6 million of revenue earned in the third quarter of 1997. EBITDA (earnings before interest, taxes, depreciation, and amortization) for the quarter was $61.4 million, compared with $56.8 million a year ago, an eight percent increase. Net earnings increased 48 percent during the quarter to $32.9 million, compared with $22.2 million a year ago.

             EBITDA continues to show strong year-over-year increases at each of the Mississippi locations. The Gulf Coast EBITDA rose approximately 20 percent over last year to $32.9 million for the third quarter and 21 percent to $90.4 million for the first nine months of 1998. Grand Casino Tunica also improved EBITDA to $16.5 million during the third quarter, a 29 percent increase over the third quarter of 1997, and an increase of 27 percent to $37.1 million for the first nine months of this year compared with the first three quarters of 1997.

             Tom Brosig, Chief Executive Officer and President of Grand Casinos, stated, "We had a very strong quarter operationally. Grand Casino Tunica, in particular, contributed excellent quarterly results driven by high occupancy approaching 98 percent for the resort's two hotels. Additionally, further amenities were added to the property during the quarter, including an RV resort and a sporting clays facility, which combined with our championship golf course that opened this past spring, are contributing to the resort's overall appeal and ability to cater to and satisfy a premium clientele. The Tunica market continues to grow, driven by the addition of hotel rooms at several properties, and Grand Casinos is uniquely positioned to capitalize on the increased visitation to the area."

             Earnings per share from operations before the impact of charges described below were $0.57.

             Net earnings for the quarter were positively impacted by a tax benefit recognized in the quarter from the previous write-off of a note receivable from Stratosphere Corporation. The result of the recognition of the tax benefit was a reduction in tax expense or an increase in net earnings of $13.1 million, or $0.31 per share.

             Net earnings from operations were negatively impacted by an increase in corporate expenses of approximately $2.6 million, or $0.06 per share. Those expenses include costs associated with the company's previously announced merger transaction with Hilton Hotels, the write-off of expenses associated with development projects, and an insurance deductible related to Hurricane Georges. Other than the insurance deductible, third-quarter results were not impacted by the hurricane.

             Net earnings from operations for the quarter were also negatively impacted by $2.5 million, or $0.06 per share, related primarily to change in estimates to depreciation for recently completed construction projects.

             Management fee income from Grand Casinos' three managed properties for the third quarter was $21.6 million, compared with $23.1 million in the year ago period, representing a decrease of less than $2 million despite the fact that the company is managing one less resort than a year ago. Grand Casinos' three managed casinos all contributed strong year-over-year improvements. Progress on a major expansion continues at Grand Casino Coushatta where a 223-room hotel, an additional 25,000 square feet of gaming space, and two new restaurants are scheduled to open near the end of the year.

             For the first nine months of 1998, Grand Casinos generated net revenues of $510.9 million, an 11 percent increase over net revenues of $460.6 million for the first nine months of 1997. Consolidated EBITDA for the nine-month period increased eight percent to $162.8 million, compared with $150.6 million in 1997. Net earnings grew by 23 percent from $55.1 million to $67.5 million.

             Grand Casinos, Inc. is a publicly traded company listed on the New York Stock Exchange under the trading symbol GND. The company currently owns and operates the three largest casino hotel resorts in the state of Mississippi, manages two land-based casinos in Louisiana, and manages one casino hotel resort in Minnesota.

             The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by the Company) contains statements that are forward-looking, such as statements relating to plan for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, those relating to development and construction activities, dependence on existing management, leverage and debt service (including sensitivity to fluctuations in the interest rates), domestic or global economic conditions, activities of competitors and the presence of new or additional competition, fluctuations and changes in customer preferences and attitudes, changes in federal or state tax laws of the administration of such laws and changes in gaming laws or regulations (including the legalization of gaming in certain jurisdictions). For more information, review the Company's filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K and certain registration statements of the Company.

                      GRAND CASINOS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                          (UNAUDITED)                 *
ASSETS                                                                SEPTEMBER 27, 1998       DECEMBER 28, 1997
Current Assets:
   Cash and cash equivalents                                                $    112,126             $   238,635
   Current installments of notes receivable                                        7,659                   6,856
   Accounts receivable                                                            20,276                  15,644
   Deferred income taxes                                                          12,644                  13,399
   Other current assets                                                           16,074                  15,087
Total Current Assets                                                             168,779                 289,621
Property and Equipment-Net                                                     1,065,430                 941,022
Other Assets:
   Cash and cash equivalents-restricted                                            7,571                   4,967
   Securities available for sale                                                  13,619                  13,110
   Notes receivable-less current installments                                     24,680                  26,979
   Investments in and notes from unconsolidated affiliates                         8,351                   8,180
   Debt issuance and deferred licensing costs-net                                 20,867                  26,000
   Other long-term assets                                                         31,448                  23,858
Total Other Assets                                                               106,536                 103,094
TOTAL ASSETS                                                                $  1,340,745             $ 1,333,737

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
   Accounts payable                                                         $     11,118                 $12,947
   Current installments of long-term debt                                            422                   3,509
   Current installments of capital lease obligations                                  --                  97,376
   Accrued interest                                                               19,192                   5,817
   Accrued payroll and related expenses                                           24,312                  25,555
   Other accrued expenses                                                         47,868                  22,398
Total Current Liabilities                                                        102,912                 167,602
Long-term Liabilities:
   Long-term debt-less current installments                                      566,430                 566,434
   Deferred income taxes                                                          97,093                  97,085
Total Long-Term Liabilities                                                      663,523                 663,519
TOTAL LIABILITIES                                                                766,435                 831,121

COMMITMENTS AND CONTINGENCIES
Shareholders' Equity:
   Capital stock, $.01 par value; authorized 100,000 shares; common stock issued and outstanding 42,294 and 41,966
       at September 27, 1998 and December 28, 1997, respectively                     423                     420
   Additional paid-in-capital                                                    416,590                 413,631
   Net unrealized losses on securities available for sale                         (1,750)                 (2,947)
   Retained earnings                                                             159,047                  91,512
Total Shareholders' Equity                                                       574,310                 502,616
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                   $ 1,340,745             $ 1,333,737



* FROM AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                                                                                        (UNAUDITED)
                                                                                     THREE MONTHS ENDED

                                                                            SEPTEMBER 27, 1998     SEPTEMBER 28, 1997
REVENUES:
   Casino                                                                            $ 137,953          $ 125,764
   Hotel                                                                                12,879             10,074
   Food and beverage                                                                    19,184             17,546
   Management fee income                                                                21,582             23,133
   Retail and other income                                                               4,119              3,715
Gross Revenues                                                                         195,717            180,232
   Less: Promotional allowances                                                        (13,533)           (12,651)
NET REVENUES                                                                           182,184            167,581

COSTS AND EXPENSES:
   Casino                                                                               44,626             42,972
   Hotel                                                                                 4,361              2,462
   Food and beverage                                                                     9,771              8,753
   Other operating expenses                                                              3,967              3,205
   Depreciation and amortization                                                        20,460             12,206
   Lease expense                                                                         6,061              4,993
   Selling, general and administrative                                                  51,967             48,371
       Total Costs and Expenses                                                        141,213            122,962

EARNINGS FROM OPERATIONS                                                                40,971             44,619

OTHER INCOME (EXPENSE):
   Interest income                                                                       1,883              2,846
   Interest expense                                                                     (8,245)           (10,954)
   Other                                                                                (1,901)              (529)
       Total other expenses, net                                                        (8,263)            (8,637)

Earnings before income taxes                                                            32,708             35,982
Provision for income taxes                                                                (206)            13,817

Net Earnings                                                                         $  32,914          $  22,165
Basic Earnings per Share                                                             $    0.78          $    0.53
Diluted Earnings per Share                                                           $    0.76          $    0.51

Weighted Average Common Shares Outstanding                                              42,293             41,910
Weighted Average Common and Diluted Shares Outstanding                                  42,645             43,606

                                      -10-

                      GRAND CASINOS, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                    (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

                                                                                          (UNAUDITED)
                                                                                       NINE MONTHS ENDED

                                                                           SEPTEMBER 27, 1998      SEPTEMBER 28, 1997
REVENUES:
   Casino                                                                           $ 385,225               $ 348,072
   Hotel                                                                               35,351                  26,650
   Food and beverage                                                                   55,127                  48,498
   Management fee income                                                               64,330                  62,001
   Retail and other income                                                             10,692                  10,139
Gross Revenues                                                                        550,725                 495,360
   Less: Promotional allowances                                                       (39,790)                (34,774)
NET REVENUES                                                                          510,935                 460,586

COSTS AND EXPENSES:
   Casino                                                                             126,559                 121,040
   Hotel                                                                               11,553                   6,572
   Food and beverage                                                                   28,288                  25,272
   Other operating expenses                                                            10,126                   9,655
   Depreciation and amortization                                                       48,471                  36,167
   Lease expense                                                                       16,811                  14,173
   Selling, general and administrative                                                154,812                 133,271
       Total Costs and Expenses                                                       396,620                 346,150

EARNINGS FROM OPERATIONS                                                              114,315                 114,436

OTHER INCOME (EXPENSE):
   Interest income                                                                      8,734                   9,540
   Interest expense                                                                   (30,060)                (33,572)
   Other                                                                               (2,788)                   (841)
       Total expense, net                                                             (24,114)                (24,873)

Earnings before income taxes                                                           90,201                  89,563
Provision for income taxes                                                             21,106                  34,503

Earnings before extraordinary charge                                                   69,095                  55,060
Extraordinary charge-net of taxes                                                      (1,560)                     --
Net Earnings                                                                        $  67,535               $  55,060

Basic Earnings per Share before Extraordinary Charge                                $    1.64               $    1.31
Basic Loss per Share - Extraordinary Charge                                            ($0.04)                     --
BASIC EARNINGS PER SHARE                                                            $    1.60               $    1.31

Diluted Earnings per Share before Extraordinary Charge                              $    1.60               $    1.28
Diluted Loss per Share - Extraordinary Charge                                          ($0.04)                     --
DILUTED EARNINGS PER SHARE                                                          $    1.57               $    1.28

Weighted Average Common Shares Outstanding                                             42,165                  41,876
Weighted Average Common and Diluted Shares Outstanding                                 43,066                  42,941

                      GRAND CASINOS, INC. AND SUBSIDIARIES
                         SELECTED FINANCIAL INFORMATION
             (IN THOUSANDS, EXCEPT PERCENTAGES AND HOTEL STATISTICS)

                                                                                           THREE MONTHS ENDED
                                                                            SEPTEMBER 27, 1998      SEPTEMBER 28, 1998
REVENUES
   Gulf Coast                                                                       $  111,688              $  102,409
   Tunica                                                                               62,447                  54,689
   Management Fee Income/Other                                                          21,582                  23,134
Gross Revenues                                                                         195,717                 180,232
   Promotional Allowances                                                              (13,533)                (12,651)
Net Revenues                                                                           182,184                 167,581

COSTS AND EXPENSES
   Gulf Coast                                                                           78,869                  73,750
   Tunica                                                                               51,535                  41,939
   Corporate Expenses                                                                   10,809                   7,273
Total Costs and Expenses                                                               141,213                 122,962

EARNINGS (LOSS) FROM OPERATIONS                                                     $   40,971              $   44,619

                     GRAND CASINOS, INC. AND SUBSIDIARIES
                        SELECTED FINANCIAL INFORMATION
           (IN THOUSANDS, EXCEPT PERCENTAGES AND HOTEL STATISTICS)


                                                                              THREE MONTHS ENDED
                                                                     SEPT. 27, 1998       SEPT. 28, 1997
                                                                     --------------       --------------
REVENUES
   Gulf Coast                                                          $ 111,688            $ 102,409
   Tunica                                                                 62,447               54,689
   Management Fee Income/Other                                            21,582               23,134
Gross Revenues                                                           195,717              180,232
   Promotional Allowances                                                (13,533)             (12,651)
Net Revenues                                                             182,184              167,581

COSTS AND EXPENSES
   Gulf Coast                                                             78,869               73,750
   Tunica                                                                 51,535               41,939
   Corporate Expenses                                                     10,809                7,273
Total Costs and Expenses                                                 141,213              122,962

EARNINGS (LOSS) FROM OPERATIONS                                        $  40,971            $  44,619
-------------------------------

SUPPLEMENTAL DISCLOSURE
GULF COAST
   Gaming Revenue                                                      $  86,864            $  81,310
   EBITDA                                                                 32,918               27,456
   EBITDA %                                                                 31.7%                29.0%
   Hotel Occupancy %                                                        94.0%                99.5%
   Hotel Average Daily Rate                                            $      77            $      78

TUNICA
   Gaming Revenue                                                      $  51,089            $  44,454
   EBITDA                                                                 16,514               12,807
   EBITDA %                                                                 29.1%                25.8%
   Hotel Occupancy %                                                        97.5%                92.0%
   Hotel Average Daily Rate                                            $      57            $      56

CONSOLIDATED
   EBITDA                                                              $  61,430            $  56,825
   EBITDA %                                                                 33.7%                33.9%

                      GRAND CASINOS, INC. AND SUBSIDIARIES
                         SELECTED FINANCIAL INFORMATION
             (IN THOUSANDS, EXCEPT PERCENTAGES AND HOTEL STATISTICS)


                                                                             NINE MONTHS ENDED
                                                                 SEPT. 27, 1998         SEPT. 28, 1997
                                                                 --------------         --------------
REVENUES
--------
   Gulf Coast                                                      $ 318,233              $ 292,039
   Tunica                                                            168,162                141,321
   Management Fee Income/Other                                        64,330                 62,001
Gross Revenues                                                       550,725                495,361
   Promotional Allowances                                            (39,790)               (34,774)
Net Revenues                                                         510,935                460,587


COSTS AND EXPENSES
------------------
   Gulf Coast                                                        226,094                213,507
   Tunica                                                            137,610                114,102
   Corporate Expenses                                                 32,916                 18,541
Total Costs and Expenses                                             396,620                346,150


EARNINGS FROM OPERATIONS                                           $ 114,315              $ 114,437
------------------------

SUPPLEMENTAL DISCLOSURE
------------------------

GULF COAST
----------
   Gaming Revenue                                                  $ 248,599              $ 231,743
   EBITDA                                                             90,385                 74,970
   EBITDA %                                                             30.6%                  27.7%
   Hotel Occupancy %                                                    93.6%                  98.3%
   Hotel Average Daily Rate                                        $      74              $      75


TUNICA
------
   Gaming Revenue                                                  $ 136,626              $ 116,330
   EBITDA                                                             37,088                 29,256
   EBITDA %                                                             24.5%                  22.8%
   Hotel Occupancy %                                                    91.7%                  88.9%
   Hotel Average Daily Rate                                        $      56              $      53


CONSOLIDATED
------------
   EBITDA                                                          $ 162,786              $ 150,604
   EBITDA %                                                             31.9%                  32.7%


   "Safe Harbor" Statement under the private Securities Litigation Reform Act of 1995: Statements in this press release regarding Grand Casinos, Inc.'s business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report or Form 10-K for the most recently ended fiscal year.